SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2007

                                 Cox Radio, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


    Delaware                      1-12187                   58-1620022
-----------------              ---------------          ------------------
 (State or other               (Commission               (I.R.S. Employer
  jurisdiction of               File Number)              Identification No.)
  incorporation)


         6205 Peachtree Dunwoody Road
               Atlanta, Georgia                             30328
-------------------------------------------------       ------------
    (Address of principal executive offices)             (Zip Code)


                                 (678) 645-0000
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the
         Securities act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Approval of Compensatory Plan

On December 13, 2007, the Compensation Committee of the Board of Directors of Cox Radio approved the Cox Radio, Inc. Annual Incentive Plan, to become effective on January 1, 2008. The Annual Incentive Plan is intended to allow a portion of the annual incentive compensation paid to certain senior executives of Cox Radio to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. These provisions impose a $1 million deduction limit on the amount of compensation paid to certain senior executive officers, but exempts from this deduction limit compensation that qualifies as "performance-based" compensation.

Under the Annual Incentive Plan, a target bonus is established as the executive's annual incentive award, with a percentage of the award to be based exclusively on performance targets applied to objective and measurable performance goals in one or more of the following areas: income before depreciation and amortization; controllable free cash flow; cash flow (operating cash flow or free cash flow); revenue; earnings; income (operating income or net income); debt; return on assets; return on equity; return on investment; profit; and working capital (or its components such as inventory, accounts payable and accounts receivable). In addition to the portion of the target bonus based on performance targets, the remaining portion of the award would be based on a subjective target related to individual performance, and this subjective portion cannot be increased to augment or replace the performance-based portion. The Annual Incentive Plan would be administered by the Compensation Committee, which would have the discretion to establish the percentage of the award that would be based on performance targets and to reduce or eliminate (but not increase) any performance-based award.

Section 162(m) requires that the Annual Incentive Plan performance goals and targets be approved by the stockholders of Cox Radio, and Cox Radio intends to include these Annual Incentive Plan measures on the agenda for a stockholder vote at the 2008 annual meeting.

The foregoing is a summary of the material terms of the Annual Incentive Plan. As a summary of the material terms of the Annual Incentive Plan, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the Annual Incentive Plan, a copy of which is attached hereto as
Exhibit 10.1 and incorporated herein by reference.

Retirement of a Director

On December 13, 2007, the Board of Directors accepted the resignation of director Paul M. Hughes, effective January 1, 2008. Mr. Hughes, a member and past Chair of the Audit Committee and a member of the Compensation Committee, has served as a director since December 1996. A copy of the press release announcing Mr. Hughes' retirement is attached hereto as Exhibit 99.1.




Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits:

                      10.1 Cox Radio, Inc. Annual Incentive Plan (management contract or compensation plan).

                      99.1       Press release dated December 14, 2007.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COX RADIO, INC.


Date:  December 14, 2007                    By:/s/  Neil O. Johnston
                                               ------------------------------
                                               Name:  Neil O. Johnston
                                               Title: Vice President and
                                                      Chief Financial Officer

                                                                  Exhibit 10.1


                      COX RADIO, INC. ANNUAL INCENTIVE PLAN


    This Cox Radio, Inc. Annual Incentive Plan (the "Plan), which shall be effective as of January 1, 2008, is designed to provide incentive benefits to designated senior management employees of Cox Radio, Inc. ("Cox Radio").

1.       DEFINITIONS

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Award" means the amount of cash bonus payable under the Plan to a Participant with respect to a Plan Year.

         (b) "Board" means the Board of Directors of Cox Radio.

         (c) "Committee" means the Compensation Committee of the Board.

         (d) "Earned Target Percentage" means the percentage of the Performance Target earned and payable to a Participant under the provisions of the Plan with respect to a Plan Year that is based on the achievement of one or more Performance Goals.

         (e) "Participant" means any senior management employee of Cox Radio designated as a Participant by the Committee.

         (f) "Performance Goals" means one or more factors as determined by the Committee each Plan Year that may include objective measurable performance factors including Income Before Depreciation and Amortization; Controllable Free Cash Flow; cash flow (operating cash flow or free cash flow); revenue; earnings; income (operating income or net income); debt; return on assets; return on equity; return on investment; profit; and working capital (or its components such as inventory, accounts payable and accounts receivable).

         (g) "Performance Target" means for a Plan Year beginning on or after January 1, 2008, that portion of the Target Bonus that is to be earned solely based on the achievement of one or more Performance Goals.

          (h) "Plan" means the Cox Radio, Inc. Annual Incentive Plan, as may be amended from time to time.

         (i) "Plan Year" means the calendar year.

         (j) "Subjective Target" means for a Plan Year beginning on or after January 1, 2008, that portion of the Target Bonus that is to be earned solely based on subjective performance factors, including individual performance.

         (k) "Target Bonus" means for a Plan Year beginning on or after January 1, 2008, an amount of cash bonus equal to a percent of a Participant's base compensation for the Plan Year, which percent shall be established by the Committee.

2.       ADMINISTRATION

         The Plan shall be administered by the Committee, which shall have the discretionary authority to interpret the provisions of the Plan, including all decisions on eligibility to participate, establishment of the Target Bonus, the Performance Target and the Subjective Target, payment targets and the amount of Awards payable under the Plan. A writing signed by all members of the Committee shall constitute an act of the Committee without the necessity of a meeting. The intention of Cox Radio and the Committee is to administer the Plan so that any portion of any Award based on the Performance Target will be treated as performance-based compensation, as that term is defined in Section 162(m)(4)(C) of the Internal Revenue Code (the "Code"). If any provision of the Plan pertaining to the Performance Goals does not comply with the requirements of
Section 162(m) of the Code, then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. The decisions of the Committee shall be final and binding on all parties.

3.       ESTABLISHMENT OF EARNED TARGET PERCENTAGE

         With respect to each Plan Year, the Committee will establish a schedule of Performance Goals, and will establish a methodology to derive the Earned Target Percentage. An objective methodology shall be applied to the Performance Goals, to be based solely and exclusively on the level of the designated Performance Goals achieved for a Plan Year. The designated Performance Goals and the objective methodology to be used with respect to the Performance Goals for the Plan Year, including but not limited to the designation of the Target Bonus and the Performance Target, shall be established in writing by the Committee within 90 days from the beginning of the Plan Year.

4.       CALCULATION OF AWARD

         (a) With respect to each Plan Year, the portion of the Award based on the Performance Goals that is payable to any Participant will be calculated by multiplying the Participant's Performance Target by the Earned Target Percentage for such Plan Year. In addition, with respect to each Plan Year, the portion of the Award that constitutes the Subjective Target shall be determined by the Committee in the exercise of its sole discretion. The amount of the Subjective Target will not be adjusted to compensate for a failure to attain the Performance Goals, but instead will be based entirely on separate subjective standards. The maximum amount of an Award that can be paid under the Plan for any Plan Year shall be $1,500,000.

           (b) If a Participant either terminates employment, including on account of retirement or disability, or dies during a Plan Year, then the Participant, or the Participant's beneficiary, shall be entitled to receive a pro rata share of the Award otherwise payable thereto with respect to the Plan Year. The amount of the pro rata Award payable under this Paragraph 4(b) shall be determined by multiplying the Award otherwise payable under the Plan by a fraction, the numerator of which is the number of days during the Plan Year that the Participant was employed preceding the date of termination or death and the denominator of which is 365.

         (c) Notwithstanding any provisions of the Plan to the contrary, the Committee reserves the right, in its sole discretion, to reduce or eliminate the amount of an Award otherwise payable to a Participant with respect to a Plan Year.

5.       DISTRIBUTIONS

         (a) At the sole discretion of the Committee, distribution of each Award shall be made by Cox Radio either (1) in a lump sum cash payment, (2) in the form of shares of common stock of Cox, which shares may be subject to certain restrictions upon issue that impose a risk of forfeiture or (3) some combination of cash and common stock; provided, that the issuance of shares of common stock may be made only to the extent permissible under applicable securities laws. In the event any distribution is made in the form of Cox Radio common stock, the value of the common stock so issued may not exceed the total amount of the Award to be made under this Plan, and the value of any fractional shares of common stock shall be distributed in cash. The Committee, acting in its sole discretion, may determine the terms and conditions of restrictions, if any, that shall be applied to the common stock issued hereunder. Any distribution made under this Plan shall occur within a reasonably practicable period of time after the end of the Plan Year in which the Participant has earned the Award; provided, that no Award shall become payable to a Participant with respect to any Plan Year until the Committee has certified in writing that the terms and conditions underlying the payment of such Award have been satisfied and any such Award must be paid no later than the end of the Plan Year immediately following the Plan Year in which the Participant has earned the Award. If a Participant entitled to the payment of an Award under the Plan dies prior to the distribution of such Award, the distribution shall be made to the Participant's beneficiary, as designated under the Plan, within the same time period in which the Award otherwise would have been paid to the Participant.

         (b) Notwithstanding any provisions of the Plan to the contrary, no Award shall be payable to a Participant with respect to the Plan Year commencing on January 1, 2008 unless and until the Plan is approved by the majority vote of the shareholders of Cox Radio voting with respect to the approval of the Plan. The Committee reserves the right to precondition the payment of an Award with respect to any Plan Year beginning on or after January 1, 2009 on the prior approval of a majority vote of the shareholders of Cox Radio.

6.       DESIGNATION OF BENEFICIARIES

         Each Participant may designate in writing and deliver to Cox Radio the name and address of the person or persons to whom an Award remaining payable under this Plan shall be paid in the event of the Participant's death. If the Participant has failed to make and deliver such a designation to Cox Radio, or if no person so designated survives the Participant, then Cox Radio shall pay such an Award to the Participant's lawful spouse, if then living, or, if not then living, equally to the Participant's then living children, or, if none survive the Participant, to the Participant's estate.



7.       LIMITATION ON CLAIM FOR BENEFITS

         Participants shall look solely to Cox Radio for satisfaction of a claim for an Award under this Plan. In no event shall the Board or any director, officer, employee, or agent of Cox Radio, including members of the Committee, be liable in its, his or her individual capacity to any person whomsoever for the payment of a benefit under this Plan. All payments under this Plan shall be made from Cox Radio's general assets, and no person under any circumstances whatsoever shall have a claim for a benefit or payment under this Plan which is superior in any manner whatsoever to an unsecured claim for a payment by a general creditor of Cox Radio.

8.       WITHHOLDING ON BENEFIT PAYMENTS

         Notwithstanding any other provisions of the Plan, Cox Radio shall be entitled to withhold from each Award paid under this Plan such amounts as are required by applicable state or Federal law or the order of any court.

9.       NO ALIENATION, ASSIGNMENT OR OTHER RIGHTS

         Neither the Participant nor the person(s) designated as the Participant's beneficiaries shall have any right whatsoever to alienate, commute, anticipate or assign (either at law or in equity) all or any portion of any Award payable under this Plan.

10.      GOVERNING LAW

         This Plan shall be interpreted under the laws of the State of Georgia, to the extent not preempted by federal law.

11.      SAVINGS CLAUSE

         If any provision of this Plan is held invalid or unenforceable, it will not affect the other provisions. The Plan will remain in effect as though the invalid or unenforceable provisions were omitted.

12.      AMENDMENT AND TERMINATION

         The Committee reserves the right to amend or terminate this Plan at any time without the consent of the shareholders of Cox Radio; except as required by any federal or state law or by the rules of any stock exchange on which shares of the common stock of Cox Radio are listed. No such amendment or termination shall retroactively reduce the amount of an Award already accrued to the benefit of any Participant prior to the effective date of the amendment or the termination of the Plan.

                                                                  EXHIBIT 99.1


[CXR Logo]                                                                NEWS
==============================================================================

FOR IMMEDIATE RELEASE                     Contact: Elizabeth Halter
                                                   678-645-0762
                                                   elizabeth.halter@coxinc.com


        Cox Radio, Inc. Announces Retirement of Board Member Paul Hughes

ATLANTA (December 14, 2007) - Cox Radio, Inc. announced today that Paul M. Hughes is retiring from the company's Board of Directors, effective January 1, 2008. Hughes has served on Cox Radio's Board of Directors since Cox Radio became a public company in 1996. He has served as a member and past chair of the audit committee and a member of the executive and compensation committees.

"Throughout Paul's decade of service to Cox Radio, he has made many valuable contributions," said Bob Neil, president and CEO of Cox Radio. "Paul's a consummate broadcasting industry professional and his guidance was instrumental to Cox Radio's growth. He has been an advisor, counselor, and a friend in his Board role. Personally, I will miss him a lot, and his integrity is a model for all who would serve on a Board of Directors."

About Cox Radio, Inc.
Cox Radio is one of the largest radio companies in the United States based on revenues. Cox Radio owns, operates or provides sales or marketing services for 80 stations (67 FM and 13 AM) clustered in 18 markets, including major markets such as Atlanta, Houston, Miami, Orlando, San Antonio and Tampa. Cox Radio shares are traded on the New York Stock Exchange under the symbol: CXR.

                                       ###